CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report on Form 10-K/A of Ferrellgas Partners, L.P. (the "Partnership") for the fiscal year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership at the dates and for the periods indicated.

         The foregoing certification is made solely for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

         This certification is being furnished to the SEC in accordance with SEC Release Nos. 33-8212 and 34-47551, dated March 21, 2003. It is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, this certification is not to be incorporated by reference into any registration statement of the undersigned or other filing of the undersigned made pursuant to the Exchange Act or Securities Act, unless specifically identified as being incorporated therein by reference.

Dated:  June 6, 2003

                              /s/ James E. Ferrell
                              --------------------------------------------------
                                  James E. Ferrell
                                  Chairman, President and Chief Executive
                                  Officer of Ferrellgas, Inc.,
                                  the registrant's general partner


                              *A signed original of this written statement required by Section 906 has been provided to Ferrellgas Partners, L.P.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report on Form 10-K/A of Ferrellgas Partners, L.P. (the "Partnership") for the fiscal year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership at the dates and for the periods indicated.

         The foregoing certification is made solely for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

         This certification is being furnished to the SEC in accordance with SEC Release Nos. 33-8212 and 34-47551, dated March 21, 2003. It is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, this certification is not to be incorporated by reference into any registration statement of the undersigned or other filing of the undersigned made pursuant to the Exchange Act or Securities Act, unless specifically identified as being incorporated therein by reference.

Dated:  June 6, 2003



                                    /s/ Kevin T. Kelly
                                    --------------------------------------------
                                    Kevin T. Kelly
                                    Vice President and Chief Financial Officer
                                    of Ferrellgas, Inc.,
                                    the registrant's general partner


                                    *A signed original of this written statement
                                     required by Section 906 has been provided to Ferrellgas Partners, L.P.